ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

ING EDUCATOR’S DIRECT

Supplement Dated June 10, 2013 to the Contract Prospectus and
Contract Prospectus Summary, each dated May 1, 2013, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus, and Contract Prospectus Summary. Please read it carefully and keep it with your Contract Prospectus and Contract
Prospectus Summary for future reference.

IMPORTANT INFORMATION REGARDING THE ING INDEX SOLUTIONS
AND ING SOLUTIONS PORTFOLIOS

On May 31, 2013, shareholders of the ING Index Solutions and ING Solutions portfolios approved a new investment advisory fee structure (the “amended fee structure”). Consequently, the minimum and maximum expenses associated with the funds available through the contracts are 0.92% and 1.30%, respectively.

As a result, the “Current Fee Structure Fund Fees and Expenses Examples” are deleted. Please refer to the
“Amended Fee Structure Fund Fees and Expenses Examples” for the current maximum and minimum expense examples.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are
distributed by ING Financial Advisers, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

X.153730-13A	June 2013